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                                                                   EXHIBIT 23(a)



                      CONSENT OF INDEPENDENT ACCOUNTANTS



        We consent to the inclusion in this Registration Statement on Form S-1 of our report dated March 8, 1996, on our audits of the financial statements and the financial statement schedule of ICF Kaiser International, Inc. We also consent to the reference to our firm under the caption "Experts".



                                                        Coopers & Lybrand L.L.P.



Washington, D.C.
November 27, 1996